UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2016

B. Riley Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54010	27-0223495

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21255 Burbank Boulevard, Suite 400 Woodland Hills, California	91367

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 884-3737

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On October 26, 2016, B. Riley Financial, Inc. (the “Company”) issued a press release announcing the commencement of its public offering of $25,000,000 aggregate principal amount of senior notes due 2021. The Company expects to grant the underwriters a 30-day option to purchase up to an additional $3,750,000 aggregate principal amount of senior notes in connection with the offering solely to cover overallotments. A copy of the press release is attached hereto as Exhibit 99.1.

In addition, in connection with the public offering, the Company will be making road show presentations to certain existing and potential securityholders of the Company. The road show materials are attached hereto as Exhibit 99.2.

This Current Report on Form 8-K (and the exhibits attached hereto) may contain “forward-looking” statements as defined by the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission (the “SEC”) in its rules, regulations and releases. These statements include, but are not limited to, the Company’s plans, objectives, expectations and intentions regarding the performance of its business, the capsule summary of the Company’s preliminary unaudited consolidated financial results of operations for the three and nine months ended September 30, 2016 and the other non-historical statements. These statements can be identified by the use of words such as “believes” “anticipates,” “expects,” “intends,” “plans,” “continues,” “estimates,” “predicts,” “projects,” “forecasts,” and similar expressions. All forward looking statements are based on management’s current expectations and beliefs only as of the date of this report and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements, including the risks identified and discussed from time to time in the Company’s reports filed with the SEC, including the Company’s most recent Annual Report on Form 10-K. Readers are strongly encouraged to review carefully the full cautionary statements described in these reports. Except as required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements to reflect events or circumstances after the date of this report, or to reflect the occurrence of unanticipated events or circumstances.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release, dated October 26, 2016.

99.2	Road Show Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 26, 2016	B. RILEY FINANCIAL, INC.

	By:	/s/ Phillip J. Ahn
Name: Phillip J. Ahn
Title: Chief Financial Officer & Chief Operating Officer